                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1999 appearing on page 31 of the Borders Group, Inc. Annual Report on Form 10-K for the year ended January 24, 1999.




PRICEWATERHOUSECOOPERS LLP
Bloomfield Hills, Michigan
October 11, 1999